INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 17—INCOME TAXES

The provision for income taxes consisted of:

	Year Ended December 31,
	2017	2016	2015
	(In thousands)
Other than U.S.:
Current	$61,934	$43,944	$45,752
Deferred	6,782	(2,018)	6,211
Total provision for income taxes	$68,716	$41,926	$51,963

The geographic sources of income before income taxes are as follows:

	Year Ended December 31,
	2017	2016	2015
	(In thousands)
U.S.	$122,310	$(124,944)	$(99,931)
Other than U.S.	125,868	207,553	152,549
Income before provision for income taxes	$248,178	$82,609	$52,618

The following is a reconciliation of the Panama statutory federal tax rate to the consolidated effective tax rate:

	Year Ended December 31,
	2017	2016	2015
Panama federal statutory rate	25%	25%	25%
Non-Panama operations	16	(14)	41
Change in valuation allowance for deferred tax assets - the U.S.	(18)	49	64
Change in valuation allowance for deferred tax assets - Others	3	(25)	(51)
Audit settlements and reserves	1	14	11
Other (primarily tax on unremitted earnings)	1	2	9
Effective tax rate attributable to continuing operations	28%	51%	99%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, as well as operating loss and tax credit carryforwards.

Significant components of deferred tax assets and liabilities were as follows:

	December 31,
	2017	2016
	(In thousands)
Deferred tax assets:
Pension liability	$7,095	$9,732
Accrued liabilities for incentive compensation	16,304	22,208
Net operating loss carryforward	208,503	349,916
Prepaid drydock	677	-
State net operating loss carryforward	19,538	18,308
Other	1,408	1,861
Total deferred tax assets	253,525	402,025
Valuation allowance for deferred tax assets	(199,967)	(334,991)
Deferred tax assets	$53,558	$67,034

Deferred tax liabilities:
Property, plant and equipment	$25,616	$37,883
Prepaid drydock	-	1,367
Long-term contracts	13,483	10,989
Investments in joint ventures and affiliated companies(1)	21,590	17,044
Unrealized exchange gains and other	3,313	3,335
Total deferred tax liabilities	64,002	70,618

Net deferred tax liabilities	$(10,444)	$(3,584)

(1) Includes undistributed earnings of joint ventures, consolidated subsidiaries and other temporary differences.

Deferred tax assets and liabilities are recorded net by tax jurisdiction in the accompanying Consolidated Balance Sheets. Deferred tax assets and liabilities were as follows:

	December 31,
	2017	2016
	(In thousands)
Deferred tax assets	$17,616	$21,116

Deferred tax liabilities (included in Other liabilities)	28,060	24,700

Net deferred tax liabilities	$(10,444)	$(3,584)

Tax Rate Change

The Tax Cuts and Jobs Act (“the “Act”) was enacted on December 22, 2017. The Act reduces the U.S. federal corporate income tax rate from 35% to 21%, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and creates new taxes on certain foreign sourced earnings. At December 31, 2017, we have made a reasonable estimate of the effects on our existing deferred tax balances and the one-time transition tax.  For the items as to which we were able to determine a reasonable estimate, there were no significant provisional taxes recognized as a component of income tax expense from continuing operations in 2017.

Provisional amounts

Deferred tax assets and liabilities—We remeasured certain deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21%.  However, we are still analyzing certain aspects of the Act and refining our calculations, which could potentially affect the measurement of these balances or potentially give rise to new deferred tax amounts. The provisional amount recorded related to the re-measurement of our deferred tax balance was a $86 million decrease, which was offset by a change for the re-measurement of the valuation allowance in the U.S.

Foreign tax effects—The one-time transition tax based on our total post-1986 earnings and profits (E&P), which we previously deferred from U.S. income taxes, was insignificant.

Valuation Allowance

At December 31, 2017, we had a valuation allowance of $200 million for deferred tax assets that we expect cannot be realized through carrybacks, future reversals of existing taxable temporary differences or based on our estimate of future taxable income. We believe that our remaining deferred tax assets will more likely than not be realized through carrybacks, future reversals of existing taxable temporary differences and future taxable income. Any changes to our estimated valuation allowance could be material to our Consolidated Financial Statements.

Changes in the valuation allowance for deferred tax assets were as follows:

	Year Ended December 31,
	2017	2016	2015
	(In thousands)
Balance at beginning of period	$334,991	$336,146	$331,589
Charged to costs and expenses(1)	(32,112)	14,675	6,056
Charged to other accounts	(102,912)	(15,830)	(1,499)
Balance at end of period	$199,967	$334,991	$336,146
(1)	Net of reductions and other adjustments, all of which are charged to costs and expenses.

The $32 million decrease in valuation allowance, impacting the 2017 effective tax rate, primarily included:

•	a decrease of $45 million related to the utilization of $130 million in net operating loss (“NOL”) carryforwards in the U.S.;
•	a decrease of $2 million related to the utilization of $8 million NOL carryforwards in Malaysia;
•	an increase of $10 million primarily attributable to unbenefited losses in Kuwait, Mexico and the U.K.; and
•	an increase of $5 million related to U.S. non-NOL movement.

The $103 million decrease in valuation allowance, not impacting the 2017 effective tax rate, included:

•	a decrease of $86 million related to the deferred tax impact due to U.S. tax reform; and
•	a decrease of $17 million primarily related to return to provision adjustments.

The $15 million increase in valuation allowance, impacting the 2016 effective tax rate, primarily included:

•	an increase of $42 million attributable to unbenefited loss in U.S.;
•	a decrease of $18 million related to the utilization of $60 million in NOL carryforwards in Mexico; and
•	a decrease of $9 million related to the anticipated usage of NOL carryforwards in Saudi Arabia, in anticipation of future profitability based on our backlog in the country.

The $16 million decrease in valuation allowance, not impacting the 2016 effective tax rate, primarily included:

•	a decrease of $8 million due to expiration of carrybacks of tax losses in Canada;
•	a decrease of $4 million due to expiration of losses in the State of Louisiana;
•	a decrease of $2 million due to expiration of losses in the U.K.; and
•	a decrease of $2 million related to deferred tax impact due to a tax rate change in the U.K.

Other

We have foreign net operating loss carryforwards of $324 million available to offset future taxable income in foreign jurisdictions. Of the foreign net operating loss carryforwards, $19 million is scheduled to expire in the years 2018 to 2020. The foreign net operating losses have a valuation allowance of $67 million against the related deferred taxes. We have U.S. federal net operating loss carryforwards of approximately $603 million and carry a $127 million valuation allowance against the related deferred taxes. The U.S. federal net operating loss carryforwards are scheduled to expire in the years 2030 to 2037. We have state net operating losses of $309 million available to offset future taxable income in states where we operate. The state net operating loss carryforwards are scheduled to expire in the years 2018 to 2037. We are carrying a valuation allowance of $20 million against the deferred tax asset related to the state loss carryforwards.

As of December 31, 2017, the undistributed earnings of our subsidiaries were $306 million. We have accrued $24 million of deferred tax liability on earnings we intend to remit. Additional unrecognized deferred income tax liabilities, including withholding taxes, of approximately $0.4 million would be payable upon distribution of these earnings.  All other earnings are considered permanently reinvested. We would be subject to withholding taxes if we were to distribute these permanently reinvested earnings from our U.S. subsidiaries and certain foreign subsidiaries.

We operate under a tax holiday in Malaysia, effective through December 31, 2020, which may be extended for an additional five years if we satisfy certain requirements. The Malaysian tax holiday reduced our 2016 foreign income tax expense by $7 million and $0.2 million in 2017 and 2016, respectively. The benefit of the tax holiday on net income per share (diluted) was $0.03 for 2017.

We conduct business globally and, as a result, we or one or more of our subsidiaries file income tax returns in a number of jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Malaysia, Australia, Indonesia, Singapore, Saudi Arabia, Kuwait, India, Qatar, Brunei, and the United States. With few exceptions, we are no longer subject to tax examinations for years prior to 2011.

A reconciliation of unrecognized tax benefits is as follows:

	Year Ended December 31,
	2017	2016	2015
	(In thousands)
Balance at beginning of period	$41,022	$36,353	$34,106
Changes due to exchange rate fluctuations	1,105	(258)	(751)
Increases based on tax positions taken in the current year	1,220	2,328	4,720
Increases based on tax positions taken in prior years	3,628	7,741	4,710
Decreases based on tax positions taken in prior years	(1,791)	(5,090)	(2,836)
Decreases due to settlements	(5,717)	-	(301)
Decreases due to lapse of applicable statute of limitation	(271)	(52)	(3,295)
Balance at end of period	$39,196	$41,022	$36,353

The entire balance of unrecognized tax benefits at December 31, 2017 would reduce our effective tax rate if recognized.

We recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense. At December 31, 2017, 2016 and 2015, we had recorded liabilities of approximately $24 million, $20 million and $16 million, respectively, for the payment of tax-related interest and penalties.